Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

Note 10 – Income Taxes

Our net operating loss carry forward as of December 31, 2022 was $4,544,000, which may be used to offset future income taxes. Our net operating loss carry forward as of December 31, 2021 was $4,256,000, which may be used to offset future income taxes. Our reconciliation between the expected federal income tax benefit computed by applying the federal statutory rate to our net loss and the actual benefit for taxes on net loss for 2022 and 2021 is as follows:

	Years Ended December 31,
	2022	2021
Expected federal income tax benefit at statutory rate	60,378	$80,314
State taxes	10,063	13,386
Change in valuation allowance	(70,441)	(93,700)
Income tax benefit	$–	$–

Our deferred tax assets as of December 31, 2022 and 2021 were as follows:

	December 31,
	2022	2021
Deferred tax asset	1,113,183	$1,042,742
Valuation allowance	(1,113,183)	(1,042,742)
Deferred tax assets, net of allowance	$–	$–